UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 29, 2005 (September 28, 2005)

Intermix Media, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

(Former name or former address, if changed since last report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously planned by Intermix Media, Inc. (the “Company”), the Company’s special meeting of stockholders scheduled for 9:00 a.m. on September 28, 2005 to vote on the proposal to adopt the agreement and plan of merger with News Corporation was convened and adjourned until 3:00 p.m. pacific time on September 30, 2005. In addition, as previously reported, two putative class action law suits captioned Ron Sheppard v. Richard Rosenblatt et. al., Case No. BC338945 and John Friedmann v. Intermix Media, Inc. et. al., Case No. BC339083, were filed in the California Superior Court, County of Los Angeles on August 26, 2005 and August 31, 2005, respectively. On September 26, 2005, plaintiff in the Friedmann action applied to the Court for a temporary restraining order seeking a further adjournment of the special meeting of stockholders. On September 28, 2005, after hearing argument in the matter, the Court issued a tentative ruling denying the application. The Court is expected to issue a final opinion and order on September 29, 2005. Any such order may be subject to appeal. If the final order is consistent with the tentative ruling, the Company plans to reconvene its special meeting of stockholders as scheduled at 3:00 p.m. pacific time, on September 30, 2005 at its corporate headquarters, located at 6060 Center Drive, Suite 300, Los Angeles California 90045.

On September 29, 2005, Intermix issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing its receipt of the tentative ruling.

Information contained in this Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions about the results and events to which those statements relate. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved, and the Company assumes no obligation to update any such forward-looking statements. The factors that could cause actual results or events to differ materially from those suggested by any such statements include, but are not limited to, a change in the tentative order discussed above, an appeal of the final opinion and order or other intervening circumstances or events that result in a delay or adjournment of the special meeting of stockholders, currently scheduled to reconvene on September 30, 2005, or that affect the Company’s ability to satisfy the conditions to closing in the merger agreement with News Corporation. Other factors could also cause actual results or events to vary materially from those covered in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit
99.1	Intermix Media, Inc. press release dated September 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2005	Intermix Media, Inc.

	By:	/s/ Christopher Lipp
Christopher Lipp
Sr. Vice President & General Counsel

Exhibit Index

Exhibit No.	Exhibit
99.1	Intermix Media, Inc. press release dated September 29, 2005.